                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-3420

                           Oppenheimer Integrity Funds
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: December 31

                      Date of reporting period: 03/31/2009

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                             Principal
                                                              Amount           Value
                                                           ------------   --------------
ASSET-BACKED SECURITIES--3.9%
Argent Securities Trust 2004-W8, Asset-Backed
Pass-Through Certificates, Series 2004-W8, Cl. A2,
1.002%, 5/25/34(1)                                         $  3,925,924   $    2,172,822
Argent Securities Trust 2006-W5, Asset-Backed
Pass-Through Certificates, Series 2006-W5, Cl. A2B,
0.622%, 5/26/36(1)                                            1,217,468        1,159,440
Capital One Prime Auto Receivables Trust, Automobile
Asset-Backed Certificates, Series 2005-1, Cl. A4,
0.576%, 4/15/11(1)                                            9,054,374        8,939,015
Centex Home Equity Loan Trust 2006-A, Asset-Backed
Certificates, Series 2006-A, Cl. AV2, 0.622%,
5/16/36(1)                                                    1,241,184        1,183,385
Chase Funding Trust 2003-2, Mtg. Loan Asset-Backed
Certificates, Series 2003-2, Cl. 2A2, 1.082%,
2/25/33(1)                                                      970,587          778,983
Citibank Credit Card Issuance Trust, Credit Card
Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15            460,000          263,503
Citigroup Mortgage Loan Trust, Inc. 2006-WFH3,
Asset-Backed Pass-Through Certificates, Series
2006-WFH3, Cl. A2, 0.622%, 10/25/36(1)                        1,566,790        1,387,178
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 1.262%, 2/25/33(1)                        48,808           21,014
Series 2005-11, Cl. AF2, 4.657%, 2/25/36                        362,422          356,156
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36(1)                  4,980,000        4,029,568
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36(1)                    863,655          673,260
CWABS, Inc. Asset-Backed Certificates Trust,
Asset-Backed Certificates, Series 2006-25, Cl. 2A2,
0.642%, 6/25/47(1)                                            3,020,000        2,002,281
First Franklin Mortgage Loan Trust 2006-FF10, Mtg.
Pass-Through Certificates, Series 2006-FF10, Cl. A3,
0.612%, 7/25/36(1)                                            3,550,000        2,990,191
First Franklin Mortgage Loan Trust 2006-FF9, Mtg.
Pass-Through Certificates, Series 2006-FF9, Cl. 2A2,
0.632%, 7/7/36(1)                                             1,820,000        1,496,459
HSBC Home Equity Loan Trust 2005-3, Closed-End Home
Equity Loan Asset-Backed Nts., Series 2005-3, Cl. A1,
0.805%, 1/20/35(1)                                            1,125,187          774,806
HSBC Home Equity Loan Trust 2006-4, Closed-End Home
Equity Loan Asset-Backed Certificates, Series 2006-4,
Cl. A2V, 0.655%, 3/20/36(1)                                   1,120,000          945,632
Lehman XS Trust, Mtg. Pass-Through Certificates:
Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35(1)                      265,547          262,898
Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35                        435,646          403,516
Litigation Settlement Monetized Fee Trust, Asset-Backed
Certificates, Series 2001-1A, Cl. A1, 8.33%,
4/25/31(2)                                                      672,359          658,911
MBNA Credit Card Master Note Trust, Credit Card
Receivables, Series 2003-C7, Cl. C7, 1.906%,
3/15/16(1)                                                    4,380,000        1,930,182
NC Finance Trust, CMO Pass-Through Certificates, Series
1999-I, Cl. ECFD, 2.945%, 1/25/29(1, 2)                       1,750,658          223,209
Option One Mortgage Loan Trust, Asset-Backed
Certificates, Series 2006-2, Cl. 2A2, 0.622%,
7/1/36(1)                                                     8,567,676        6,199,485
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg.
Pass-Through Certificates, Series 2005-6, Cl. A3,
5.68%, 1/25/36(1)                                             1,387,738        1,230,440
Structured Asset Investment Loan Trust, Mtg.
Pass-Through Certificates, Series 2006-BNC3, Cl. A2,
0.562%, 9/25/36(1)                                            1,260,993        1,162,016


                         1 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                             Principal
                                                              Amount           Value
                                                           ------------   --------------
Tobacco Settlement Authority, Asset-Backed Securities,
Series 2001-A, 6.79%, 6/1/10                               $    440,000   $      442,825
Wells Fargo Home Equity Asset-Backed Securities 2006-2
Trust, Home Equity Asset-Backed Certificates, Series
2006-2, Cl. A2, 0.622%, 7/25/36(1)                            2,225,850        2,117,833
                                                                          --------------
Total Asset-Backed Securities (Cost $56,774,433)                              43,805,008
                                                                          --------------
MORTGAGE-BACKED OBLIGATIONS--99.8%
GOVERNMENT AGENCY--67.5%
FHLMC/FNMA/SPONSORED--67.1%
Federal Home Loan Mortgage Corp.:
5%, 6/15/33-8/15/33                                          10,445,783       10,818,169
6%, 5/15/18-3/15/33                                           7,811,756        8,228,763
6.50%, 4/15/18-4/1/34                                         5,321,234        5,623,018
7%, 7/15/21-10/1/37                                          15,318,436       16,611,677
8%, 4/1/16                                                      393,973          420,806
9%, 4/14/17-5/1/25                                              110,525          121,547
12.50%, 5/15/14                                                     624              737
13.50%, 12/15/10                                                    420              453
                                                           ------------   --------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate
Mtg.
Investment Conduit Multiclass Pass-Through
Certificates:
Series 151, Cl. F, 9%, 5/15/21                                   25,104           25,116
Series 1590, Cl. IA, 1.613%, 10/15/23(1)                      4,251,365        4,266,993
Series 2034, Cl. Z, 6.50%, 2/15/28                               33,336           35,586
Series 2043, Cl. ZP, 6.50%, 4/15/28                           3,295,600        3,478,498
Series 2046, Cl. G, 6.50%, 4/15/28                            3,049,835        3,227,369
Series 2053, Cl. Z, 6.50%, 4/15/28                               33,794           35,892
Series 2063, Cl. PG, 6.50%, 6/15/28                           2,327,023        2,443,807
Series 2145, Cl. MZ, 6.50%, 4/15/29                             822,848          872,825
Series 2148, Cl. ZA, 6%, 4/15/29                              1,637,077        1,729,466
Series 2195, Cl. LH, 6.50%, 10/15/29                          1,973,726        2,081,425
Series 2326, Cl. ZP, 6.50%, 6/15/31                             675,990          713,022
Series 2341, Cl. FP, 1.456%, 7/15/31(1)                       1,207,313        1,195,767
Series 2399, Cl. PG, 6%, 1/15/17                              1,004,916        1,068,672
Series 2423, Cl. MC, 7%, 3/15/32                              2,739,245        2,943,103
Series 2426, Cl. BG, 6%, 3/15/17                              6,194,059        6,583,996
Series 2427, Cl. ZM, 6.50%, 3/15/32                           3,724,455        3,972,960
Series 2453, Cl. BD, 6%, 5/15/17                                962,495        1,021,721
Series 2461, Cl. PZ, 6.50%, 6/15/32                           5,153,298        5,507,068
Series 2463, Cl. F, 1.556%, 6/15/32(1)                        6,076,323        6,061,013
Series 2500, Cl. FD, 1.056%, 3/15/32(1)                         300,474          293,108
Series 2526, Cl. FE, 0.956%, 6/15/29(1)                         457,126          443,257
Series 2551, Cl. FD, 0.956%, 1/15/33(1)                       1,114,108        1,089,937
Series 2676, Cl. KY, 5%, 9/15/23                              4,548,000        4,833,410
Series 3025, Cl. SJ, 22.71%, 8/15/35(1)                         929,418        1,129,001
Series 3094, Cl. HS, 22.344%, 6/15/34(1)                      1,403,132        1,635,018
                                                           ------------   --------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 176, Cl. IO, 11.089%, 6/1/26(3)                          551,147           73,853
Series 183, Cl. IO, 9.361%, 4/1/27(3)                         1,821,847          243,274
Series 184, Cl. IO, 15.37%, 12/1/26(3)                          946,153          128,760
Series 192, Cl. IO, 7.965%, 2/1/28(3)                           230,615           30,058


                         2 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                             Principal
                                                              Amount           Value
                                                           ------------   --------------
FHLMC/FNMA/SPONSORED CONTINUED
Series 200, Cl. IO, 7.779%, 1/1/29(3)                      $    285,071   $       36,337
Series 202, Cl. IO, (3.611)%, 4/1/29(3)                      19,023,948        2,446,966
Series 206, Cl. IO, (8.966)%, 12/1/29(3)                        285,465           46,633
Series 2129, Cl. S, 45.058%, 2/15/29(3)                       1,324,938          126,846
Series 2130, Cl. SC, 45.516%, 3/15/29(3)                        616,078           58,556
Series 2134, Cl. SB, 61.529%, 3/15/29(3)                        644,673           62,902
Series 2155, Cl. SE, 41.501%, 5/15/29(3)                      1,634,448          156,264
Series 216, Cl. IO, 3.439%, 12/1/31(3)                        1,097,792          148,259
Series 224, Cl. IO, 0.336%, 3/1/33(3)                         3,231,673          427,769
Series 2422, Cl. SJ, 85.949%, 1/15/32(3)                      2,912,318          292,171
Series 243, Cl. 6, 14.681%, 12/15/32(3)                       1,955,893          233,538
Series 2493, Cl. S, 77.41%, 9/15/29(3)                          169,664           19,378
Series 2517, Cl. GS, 40.903%, 2/15/32(3)                        863,681           84,104
Series 2527, Cl. SG, 52.018%, 2/15/32(3)                      3,759,194          225,437
Series 2531, Cl. ST, 53.085%, 2/15/30(3)                      4,380,182          267,846
Series 2796, Cl. SD, 60.538%, 7/15/26(3)                        980,861           94,981
Series 2802, Cl. AS, 99.999%, 4/15/33(3)                      2,956,186          246,851
Series 2920, Cl. S, 71.988%, 1/15/35(3)                       3,879,271          314,055
Series 3000, Cl. SE, 99.999%, 7/15/25(3)                      5,753,196          538,950
Series 3110, Cl. SL, 99.999%, 2/15/26(3)                      1,780,929          143,713
Series 3146, Cl. SA, 47.625%, 4/15/36(3)                     23,428,015        2,446,784
                                                           ------------   --------------
Federal Home Loan Mortgage Corp., Principal-Only
Stripped Mtg.-Backed Security:
Series 176, Cl. PO, 4.911%, 6/1/26(4)                           230,064          206,038
Series 192, Cl. PO, 7.622%, 2/1/28(4)                           224,784          182,823
                                                           ------------   --------------
Federal National Mortgage Assn.:
4.50%, 4/1/24(5)                                             63,118,000       64,991,847
5%, 4/1/24-4/1/39(5)                                        155,499,800      160,865,633
5.50%, 12/25/18                                                   9,763           10,251
5.50%, 4/1/24-4/1/39(5)                                      93,545,000       97,173,817
6%, 5/25/20                                                   1,257,143        1,324,623
6%, 4/1/24-4/1/39(5)                                        107,808,000      112,650,973
6.50%, 6/25/17-11/25/31                                      27,334,832       28,932,808
6.50%, 4/1/39(5)                                             45,112,000       47,515,658
7%, 9/25/14-4/1/34                                           11,355,400       12,142,198
7.50%, 1/1/33-8/25/33                                         9,714,434       10,542,150
8.50%, 7/1/32                                                    49,444           54,296
                                                           ------------   --------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates:
Trust 1992-34, Cl. G, 8%, 3/25/22                                13,991           14,762
Trust 1993-104, Cl. ZB, 6.50%, 7/25/23                          801,365          844,733
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                            628,489          666,750
Trust 1996-35, Cl. Z, 7%, 7/25/26                               193,854          209,665
Trust 1998-58, Cl. PC, 6.50%, 10/25/28                        1,338,063        1,426,299
Trust 1998-61, Cl. PL, 6%, 11/25/28                           1,997,042        2,110,654
Trust 1999-54, Cl. LH, 6.50%, 11/25/29                        2,603,022        2,753,034
Trust 1999-60, Cl. PG, 7.50%, 12/25/29                        8,393,711        8,943,275


                         3 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                             Principal
                                                              Amount           Value
                                                           ------------   --------------
FHLMC/FNMA/SPONSORED CONTINUED
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                     $  2,505,116   $    2,701,861
Trust 2002-10, Cl. FB, 1.022%, 3/25/17(1)                       304,754          302,026
Trust 2002-16, Cl. PG, 6%, 4/25/17                            1,814,537        1,927,807
Trust 2002-2, Cl. UC, 6%, 2/25/17                             1,064,810        1,123,778
Trust 2002-56, Cl. FN, 1.522%, 7/25/32(1)                     1,561,053        1,551,531
Trust 2003-130, Cl. CS, 13.056%, 12/25/33(1)                  6,985,821        7,060,908
Trust 2003-21, Cl. FK, 0.922%, 3/25/33(1)                       585,696          572,826
Trust 2003-28, Cl. KG, 5.50%, 4/25/23                         1,492,000        1,589,037
Trust 2004-101, Cl. BG, 5%, 1/25/20                           2,677,000        2,830,642
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25                       2,450,000        2,608,019
Trust 2005-104, Cl. MC, 5.50%, 12/25/25                      12,573,000       13,386,422
Trust 2005-109, Cl. AH, 5.50%, 12/25/25                      10,000,000       10,661,788
Trust 2005-31, Cl. PB, 5.50%, 4/25/35                         2,480,000        2,584,405
Trust 2005-71, Cl. DB, 4.50%, 8/25/25                         1,260,000        1,315,475
Trust 2006-50, Cl. SK, 22.286%, 6/25/36(1)                    2,259,559        2,654,344
                                                           ------------   --------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 2001-15, Cl. SA, 73.444%, 3/17/31(3)                    1,026,113          139,163
Trust 2001-61, Cl. SE, 44.047%, 11/18/31(3)                   1,509,097          145,039
Trust 2001-65, Cl. S, 52.247%, 11/25/31(3)                    3,747,369          364,498
Trust 2001-81, Cl. S, 35.355%, 1/25/32(3)                       461,323           43,935
Trust 2002-12, Cl. SB, 66.40%, 7/25/31(3)                       736,930           74,907
Trust 2002-2, Cl. SW, 70.56%, 2/25/32(3)                        840,266           81,623
Trust 2002-38, Cl. SO, 52.867%, 4/25/32(3)                      313,440           33,278
Trust 2002-41, Cl. S, 74.864%, 7/25/32(3)                     3,250,829          303,795
Trust 2002-47, Cl. NS, 33.666%, 4/25/32(3)                    1,201,691          137,823
Trust 2002-5, Cl. SD, 63.747%, 2/25/32(3)                       560,842           64,469
Trust 2002-51, Cl. S, 34.016%, 8/25/32(3)                     1,103,383          130,170
Trust 2002-52, Cl. SD, 35.433%, 9/25/32(3)                    1,249,126          138,275
Trust 2002-60, Cl. SM, 52.856%, 8/25/32(3)                    5,673,034          522,183
Trust 2002-60, Cl. SY, 10.537%, 4/25/32(3)                    4,868,242           91,776
Trust 2002-7, Cl. SK, 53.208%, 1/25/32(3)                     1,689,993          142,269
Trust 2002-75, Cl. SA, 53.641%, 11/25/32(3)                   2,976,404          317,746
Trust 2002-77, Cl. BS, 42.476%, 12/18/32(3)                   3,367,510          358,689
Trust 2002-77, Cl. IS, 44.796%, 12/18/32(3)                     534,008           59,717
Trust 2002-77, Cl. JS, 41.336%, 12/18/32(3)                   5,718,996          597,997
Trust 2002-77, Cl. SA, 43.243%, 12/18/32(3)                   5,396,097          575,130
Trust 2002-77, Cl. SH, 40.584%, 12/18/32(3)                     604,346           68,721
Trust 2002-84, Cl. SA, 55.895%, 12/25/32(3)                     743,515           73,821
Trust 2002-89, Cl. S, 72.523%, 1/25/33(3)                     4,757,607          449,445
Trust 2002-9, Cl. MS, 35.082%, 3/25/32(3)                        38,281            4,378
Trust 2002-90, Cl. SN, 55.378%, 8/25/32(3)                    2,921,870          302,701
Trust 2002-90, Cl. SY, 56.121%, 9/25/32(3)                    1,165,025          120,233
Trust 2002-96, Cl. SK, 37.947%, 4/25/32(3)                      173,286           17,585
Trust 2003-117, Cl. KS, 56.404%, 8/25/33(3)                  27,347,287        2,159,109
Trust 2003-14, Cl. OI, 7.975%, 3/25/33(3)                     7,200,064          802,429
Trust 2003-26, Cl. IK, 8.138%, 4/25/33(3)                     2,708,731          300,567


                         4 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                             Principal
                                                              Amount           Value
                                                           ------------   --------------
FHLMC/FNMA/SPONSORED CONTINUED
Trust 2003-33, Cl. SP, 42.219%, 5/25/33(3)                 $  4,679,789   $      481,295
Trust 2003-4, Cl. S, 47.81%, 2/25/33(3)                       1,478,912          154,547
Trust 2003-52, Cl. NS, 67.354%, 6/25/23(3)                   23,242,071        2,078,671
Trust 2003-89, Cl. XS, 51.13%, 11/25/32(3)                    7,226,941          440,938
Trust 2004-54, Cl. DS, 46.46%, 11/25/30(3)                      264,255           23,503
Trust 2005-19, Cl. SA, 69.287%, 3/25/35(3)                   13,865,256        1,463,002
Trust 2005-40, Cl. SA, 70.306%, 5/25/35(3)                    2,466,161          203,339
Trust 2005-6, Cl. SE, 82.477%, 2/25/35(3)                     3,038,366          231,451
Trust 2005-71, Cl. SA, 75.825%, 8/25/25(3)                    4,784,416          510,414
Trust 2005-87, Cl. SE, 99.999%, 10/25/35(3)                  18,328,728        1,358,019
Trust 2005-87, Cl. SG, 99.999%, 10/25/35(3)                  14,412,973        1,010,103
Trust 222, Cl. 2, 14.943%, 6/1/23(3)                          1,897,292          271,772
Trust 240, Cl. 2, 18.523%, 9/1/23(3)                          2,269,936          298,953
Trust 247, Cl. 2, 18.318%, 10/1/23(3)                           157,107           28,580
Trust 252, Cl. 2, 16.482%, 11/1/23(3)                         1,650,524          248,098
Trust 254, Cl. 2, 10.462%, 1/1/24(3)                          2,882,698          499,209
Trust 2682, Cl. TQ, 99.999%, 10/15/33(3)                      4,409,777          406,291
Trust 273, Cl. 2, 12.125%, 8/1/26(3)                            422,892           55,458
Trust 2981, Cl. BS, 99.999%, 5/15/35(3)                       7,881,556          621,476
Trust 301, Cl. 2, (0.718)%, 4/1/29(3)                         1,050,148          132,492
Trust 303, Cl. IO, (4.099)%, 11/1/29(3)                         132,705           22,073
Trust 319, Cl. 2, 4.618%, 2/1/32(3)                             650,465           82,745
Trust 321, Cl. 2, 2.958%, 4/1/32(3)                           2,711,420          351,133
Trust 324, Cl. 2, (0.645)%, 7/1/32(3)                         2,115,090          270,320
Trust 331, Cl. 9, 17.704%, 2/1/33(3)                          7,005,306          867,300
Trust 334, Cl. 14, 20.594%, 2/1/33(3)                         6,196,425          734,662
Trust 334, Cl. 15, 14.964%, 2/1/33(3)                         4,308,863          522,697
Trust 334, Cl. 17, 28.675%, 2/1/33(3)                           238,334           37,972
Trust 334, Cl. 3, 4.407%, 7/1/33(3)                           2,949,731          338,845
Trust 338, Cl. 2, (5.639)%, 7/1/33(3)                        22,583,114        2,495,110
Trust 339, Cl. 12, 9.477%, 7/1/33(3)                          6,453,483          873,836
Trust 339, Cl. 7, 6.114%, 7/1/33(3)                           8,211,565          956,127
Trust 339, Cl. 8, 6.366%, 8/1/33(3)                           1,648,891          192,203
Trust 342, Cl. 2, 1.442%, 9/1/33(3)                             105,296           13,623
Trust 343, Cl. 13, 10.72%, 9/1/33(3)                          5,265,050          683,178
Trust 343, Cl. 18, 11.424%, 5/1/34(3)                         2,600,187          423,197
Trust 344, Cl. 2, 0.598%, 12/1/33(3)                         29,795,709        3,799,066
Trust 345, Cl. 9, 8.568%, 1/1/34(3)                           4,919,502          589,670
Trust 351, Cl. 10, 9.127%, 4/1/34(3)                          2,775,968          311,096
Trust 351, Cl. 11, 9.571%, 11/1/34(3)                         1,428,651          162,719
Trust 351, Cl. 8, 9.503%, 4/1/34(3)                           4,344,265          485,163
Trust 355, Cl. 6, 11.161%, 12/1/33(3)                         2,104,858          240,524
Trust 355, Cl. 7, 8.839%, 11/1/33(3)                          1,609,525          187,560
Trust 356, Cl. 10, 9.215%, 6/1/35(3)                          3,833,847          421,648
Trust 356, Cl. 12, 9.365%, 2/1/35(3)                          1,984,008          216,320


                         5 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                             Principal
                                                              Amount           Value
                                                           ------------   --------------
FHLMC/FNMA/SPONSORED CONTINUED
Trust 362, Cl. 12, 10.897%, 8/1/35(3)                      $  7,750,690   $    1,038,456
Trust 362, Cl. 13, 10.881%, 8/1/35(3)                         4,288,586          573,072
Trust 364, Cl. 16, 12.012%, 9/1/35(3)                         6,694,355          971,368
Trust 365, Cl. 16, 17.675%, 3/1/36(3)                         4,174,152          417,493
                                                           ------------   --------------
Federal National Mortgage Assn., Principal-Only Stripped
Mtg.-Backed Security:
Trust 1993-184, Cl. M, 5.575%, 9/25/23(4)                       581,105          492,901
Trust 324, Cl. 1, 7.986%, 7/1/32(4)                             528,154          491,334
                                                                          --------------
                                                                             752,243,134
                                                                          --------------
GNMA/GUARANTEED--0.4%
Government National Mortgage Assn.:
4.625%, 8/8/25-7/1/27(1)                                         18,807           18,920
8.50%, 8/1/17-12/15/17                                          183,324          197,712
10.50%, 12/29/17-5/29/21                                         15,679           17,597
11%, 11/8/19                                                     28,377           31,713
12%, 5/29/14                                                        232              266
                                                           ------------   --------------
Government National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 73.735%, 1/16/27(3)                   1,151,383          134,124
Series 2002-15, Cl. SM, 63.357%, 2/16/32(3)                   1,319,173          134,269
Series 2002-41, Cl. GS, 60.365%, 6/16/32(3)                     941,820          138,022
Series 2002-76, Cl. SY, 65.249%, 12/16/26(3)                    608,551           62,370
Series 2002-78, Cl. S, 39.541%, 11/16/32(3)                     554,085           64,505
Series 2004-11, Cl. SM, 46.922%, 1/17/30(3)                     215,758           25,090
Series 2006-47, Cl. SA, 75.544%, 8/16/36(3)                  38,231,171        4,045,665
                                                                          --------------
                                                                               4,870,253
                                                                          --------------
NON-AGENCY--32.3%
COMMERCIAL--16.0%
Asset Securitization Corp., Commercial Interest-Only
Stripped Mtg.-Backed Security, Series 1997-D4, Cl.
PS1, 1.992%, 4/14/29(3)                                       9,843,470          350,256

Banc of America Commercial Mortgage, Inc., Commercial
Mtg. Pass-Through Certificates:
Series 2006-1, Cl. AM, 5.421%, 9/1/45                        20,850,000       10,219,148
Series 2006-5, Cl. A2, 5.317%, 10/10/11                      10,952,000        9,349,006

Bear Stearns Commercial Mortgage Securities Trust
2007-PW18, Commercial Mtg. Pass-Through Certificates,
Series PW18, Cl. A2, 5.613%, 6/1/50                          17,675,000       13,990,397

Capital Lease Funding Securitization LP, Interest-Only
Corporate-Backed Pass-Through Certificates, Series
1997-CTL1, (6.915)%, 6/22/24(3)                               3,648,994          101,052

Citigroup Commercial Mortgage Trust 2008-C7, Commercial
Mtg. Pass-Through Certificates, Series 2008-C7, Cl.
AM, 6.096%, 12/1/49(1)                                       11,680,000        5,335,308

CitiMortgage Alternative Loan Trust 2006-A5, Real Estate
Mtg. Investment Conduit Pass-Through Certificates:
Series 2006-A5, Cl. 1A1, 0.922%, 10/25/36(1)                 11,601,813        4,782,500
Series 2006-A5, Cl. 1A13, 0.972%, 10/25/36(1)                 6,083,877        2,060,909


                         6 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                             Principal
                                                              Amount           Value
                                                           ------------   --------------
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg.
Pass-Through Certificates, Series 2006-AB4, Cl. A1A,
6.005%, 10/25/36                                           $  5,163,499   $    3,051,604
First Horizon Alternative Mortgage Securities Trust
2004-FA2, Mtg. Pass-Through Certificates, Series
2004-FA2, Cl. 3A1, 6%, 1/25/35                                3,081,423        2,607,255
First Horizon Alternative Mortgage Securities Trust
2007-FA2, Mtg. Pass-Through Certificates, Series
2007-FA2, Cl. 1A1, 5.50%, 4/25/37                             3,083,895        2,912,090
GE Capital Commercial Mortgage Corp., Commercial Mtg.
Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39          1,460,197        1,454,430
GSR Mortgage Loan Trust 2005-4F, Mtg. Pass-Through
Certificates, Series 2005-4F, Cl. 6A1, 6.50%, 2/25/35         7,810,695        7,350,235
JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42                     3,525,000        1,765,868
Series 2008-C2, Cl. A4, 6.068%, 2/1/51                       21,450,000       10,390,826
Series 2008-C2, Cl. AM, 6.579%, 2/1/51                        7,000,000        1,691,429
JPMorgan Chase Commercial Mortgage Securities Trust
2005-LDP2, Commercial Mtg. Pass-Through Certificates,
Series 2005-LDP2, Cl. AM, 4.78%, 7/1/42                       8,810,000        4,647,018
JPMorgan Chase Commercial Mortgage Securities Trust
2007-LDPX, Commercial Mtg. Pass-Through Certificates,
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49                      8,120,000        5,512,881
JPMorgan Chase Commercial Mortgage Securities Trust,
Commercial Mtg. Pass-Through Certificates:
Series 2007-LD11, Cl. A2, 5.804%, 6/15/49(1)                  7,065,000        5,658,751
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51                     6,980,000        5,901,373
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49                   13,552,000       10,889,028
JPMorgan Commercial Mortgage Finance Corp., Mtg.
Pass-Through Certificates, Series 2000-C9, Cl. A2,
7.77%, 10/15/32                                               3,852,102        3,874,934
LB-UBS Commercial Mortgage Trust 2006-C1, Commercial
Mtg. Pass-Through Certificates, Series 2006-C1, Cl.
AM, 5.217%, 2/11/31(1)                                       11,760,000        5,674,648
Lehman Brothers Commercial Conduit Mortgage Trust,
Interest-Only Stripped Mtg.-Backed Security, Series
1998-C1, Cl. IO, 1.871%, 2/18/30(3)                           3,124,634           81,792
Lehman Structured Securities Corp., Commercial Mtg.
Pass-Through Certificates, Series 2002-GE1, Cl. A,
2.514%, 7/26/24(2)                                              159,651          127,013
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through
Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34            1,846,875        1,562,387
Mastr Asset Securitization Trust 2006-3, Mtg.
Pass-Through Certificates, Series 2006-3, Cl. 2A1,
0.972%, 10/25/36(1)                                          18,136,459       11,571,544
Merrill Lynch Mortgage Investors Trust 2005-A9, Mtg.
Asset-Backed Certificates, Series 2005-A9, Cl. 4A1,
5.494%, 12/1/35(1)                                            8,226,371        5,324,024
Merrill Lynch Mortgage Trust 2006-C1, Commercial Mtg.
Pass-Through Certificates, Series 2006-C1, Cl. A2,
5.612%, 5/1/39(1)                                             6,100,000        5,466,280
Merrill Lynch/Countrywide Commercial Mortgage Trust
2007-9, Commercial Mtg. Pass-Through Certificates,
Series 2007-9, Cl. A4, 5.70%, 9/1/17                          7,085,000        4,552,886


                         7 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                             Principal
                                                              Amount           Value
                                                           ------------   --------------
COMMERCIAL CONTINUED
Morgan Stanley Capital I Trust, Commercial Mtg.
Pass-Through Certificates, Series 2007-IQ16, Cl. A4,
5.809%, 12/1/49                                            $  6,330,000   $    4,424,093
Nomura Asset Securities Corp., Commercial Mtg.
Pass-Through Certificates, Series 1998-D6, Cl. A1B,
6.59%, 3/15/30                                                  248,911          248,856
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2007-QS6, Cl. A114,
5.75%, 4/25/37                                                4,421,250        1,839,179
Residential Asset Securitization Trust 2006-A9CB, Mtg.
Pass-Through Certificates, Series 2006-A9CB, Cl. A5,
6%, 9/25/36                                                   4,419,266        2,055,024
Salomon Brothers Mortgage Securities VII, Inc.,
Interest-Only Commercial Mtg. Pass-Through
Certificates, Series 1999-C1, Cl. X, 4.465%,
5/18/32(3)                                                   51,295,977          180,423
Structured Asset Securities Corp., Mtg. Pass-Through
Certificates, Series 2002-AL1, Cl. B2, 3.45%, 2/25/32         2,076,879          974,230
Wachovia Bank Commercial Mortgage Trust 2006-C29,
Commercial Mtg. Pass-Through Certificates, Series
2006-C29, Cl. A2, 5.275%, 11/15/48                            2,146,000        1,867,406
Wachovia Bank Commercial Mortgage Trust 2007-C33,
Commercial Mtg. Pass-Through Certificates, Series
2007-C33, Cl. A4, 5.902%, 2/1/51(1)                          10,688,000        6,595,834
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust,
Mtg. Pass-Through Certificates, Series 2007-HY1, Cl.
1A2, 5.695%, 2/25/37(1, 2)                                    4,360,943          784,970
WaMu Mortgage Pass-Through Certificates 2007-HY3 Trust,
Mtg. Pass-Through Certificates, Series 2007-HY3, Cl.
2A2, 5.66%, 3/1/37(1)                                        10,978,489        2,779,477
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust,
Mtg. Pass-Through Certificates, Series 2007-HY5, Cl.
2A3, 5.647%, 5/1/37(1)                                        3,678,926        2,110,611
Wells Fargo Mortgage-Backed Securities 2004-V Trust,
Mtg. Pass-Through Certificates, Series 2004-V, Cl.
1A1, 4.008%, 10/1/34(1)                                       8,709,474        6,778,830
                                                                          --------------
                                                                             178,895,805
                                                                          --------------
MANUFACTURED HOUSING--1.8%
Wells Fargo Mortgage-Backed Securities 2006-AR12 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR12, Cl.
2A1, 6.097%, 9/25/36(1)                                      12,210,661        7,687,357
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR2, Cl.
2A5, 5.084%, 3/25/36(1)                                      20,346,852       11,701,941
                                                                          --------------
                                                                              19,389,298
                                                                          --------------
MULTIFAMILY--6.4%
Banc of America Mortgage Securities, Inc., Mtg.
Pass-Through Certificates, Series 2005-F, Cl. 2A3,
4.72%, 7/25/35(1)                                            10,894,685        8,699,383
Bear Stearns ARM Trust 2005-10, Mtg. Pass-Through
Certificates, Series 2005-10, Cl. A3, 4.65%,
10/1/35(1)                                                    2,095,000          984,647
CHL Mortgage Pass-Through Trust 2003-46, Mtg.
Pass-Through Certificates, Series 2003-46, Cl. 1A2,
5.145%, 1/19/34(1)                                            5,075,889        3,962,822


                         8 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                             Principal
                                                              Amount           Value
                                                           ------------   --------------
MULTIFAMILY CONTINUED
CHL Mortgage Pass-Through Trust 2005-HYB1, Mtg.
Pass-Through Certificates, Series 2005-HYB1, Cl. 5A1,
4.982%, 3/25/35(1)                                         $ 10,660,487   $    5,518,468
CWALT Alternative Loan Trust 2005-85CB, Mtg.
Pass-Through Certificates, Series 2005-85CB, Cl. 2A3,
5.50%, 2/25/36                                                7,710,000        5,632,402
GMAC Mortgage Corp. Loan Trust, Mtg. Pass-Through
Certificates:
Series 2004-J4, Cl. A7, 5.50%, 9/25/34                        7,166,000        5,761,736
Series 2005-AR4, Cl. 2A1, 5.295%, 7/19/35(1)                 10,254,170        6,116,916
GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through
Certificates, Series 2005-AR7, Cl. 3A1, 5.143%,
11/25/35(1)                                                  17,651,234       11,775,918
Wells Fargo Mortgage-Backed Securities 2004-AA Trust,
Mtg. Pass-Through Certificates, Series 2004-AA, Cl.
2A, 4.985%, 12/25/34(1)                                       3,400,202        2,379,920
Wells Fargo Mortgage-Backed Securities 2004-S Trust,
Mtg. Pass-Through Certificates, Series 2004-S, Cl.
A1, 3.734%, 9/25/34(1)                                        2,782,429        2,292,837
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust,
Mtg. Pass-Through Certificates:
Series 2006-AR10, Cl. 2A1, 5.627%, 7/25/36(1)                 5,648,285        3,161,280
Series 2006-AR10, Cl. 4A1, 5.557%, 7/25/36(1)                 7,155,446        3,924,777
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust,
Mtg. Pass-Through Certificates:
Series 2006-AR2, Cl. 2A3, 5.084%, 3/1/36(1)                  14,634,547        8,764,424
Series 2006-AR2, Cl. 2A6, 5.084%, 3/25/36(1)                  2,795,751          684,068
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR6, Cl.
3A1, 5.093%, 3/25/36(1)                                       3,603,941        2,342,124
                                                                          --------------
                                                                              72,001,722
                                                                          --------------
OTHER--0.2%
JPMorgan Mortgage Trust 2005-S2, Mtg. Pass-Through
Certificates, Series 2005-S2, Cl. 3A1, 6.726%,
2/25/32(1)                                                    3,218,469        2,465,746
Salomon Brothers Mortgage Securities VI, Inc.,
Interest-Only Stripped Mtg.-Backed Security, Series
1987-3, Cl. B, 64.362%, 10/23/17(3)                               3,624              381
Salomon Brothers Mortgage Securities VI, Inc.,
Principal-Only Stripped Mtg.-Backed Security, Series
1987-3, Cl. A, 1.03%, 10/23/17(4)                                 5,364            4,346
                                                                          --------------
                                                                               2,470,473
                                                                          --------------
RESIDENTIAL--7.9%
Bank of America Alternative Loan Trust, Mtg.
Pass-Through Certificates, Series 2003-1, Cl. A6, 6%,
2/1/33                                                        6,812,152        6,598,080
CWALT Alternative Loan Trust 2004-24CB, Mtg.
Pass-Through Certificates, Series 2004-24CB, Cl. 1A1,
6%, 11/1/34                                                   7,469,564        6,694,556
CWALT Alternative Loan Trust 2004-28CB, Mtg.
Pass-Through Certificates, Series 2004-28CB, Cl. 3A1,
6%, 1/1/35                                                    5,898,825        4,812,786
CWALT Alternative Loan Trust 2005-18CB, Mtg.
Pass-Through Certificates, Series 2005-18CB, Cl. A8,
5.50%, 5/25/36                                                9,396,000        6,092,860


                         9 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                             Principal
                                                              Amount           Value
                                                           ------------   --------------
RESIDENTIAL CONTINUED
CWALT Alternative Loan Trust 2005-21CB, Mtg.
Pass-Through Certificates, Series 2005-21CB, Cl. A7,
5.50%, 6/1/35                                              $  6,511,035   $    4,283,391
CWALT Alternative Loan Trust 2005-J3, Mtg. Pass-Through
Certificates, Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34         2,649,850        2,385,126
JP Morgan Mortgage Trust 2006-A2, Mtg. Pass-Through
Certificates, Series 2006-A2, Cl. 5A3, 5.137%,
11/1/33(1)                                                      871,747          603,575
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial
Mtg. Pass-Through Certificates, Series 2007-C7, Cl.
AM, 6.166%, 9/11/45(1)                                        8,365,000        3,810,053
Lehman XS Trust, Mtg. Pass-Through Certificates, Series
2005-10, Cl. 2A3B, 5.55%, 1/25/36                             1,214,297          925,911
Merrill Lynch Mortgage Investors Trust 2005-A1, Mtg.
Asset-Backed Certificates, Series 2005-A1, Cl. 2A1,
4.504%, 12/25/34(1)                                           2,169,184        1,584,182
Morgan Stanley Mortgage Loan Trust 2006-AR, Mtg.
Pass-Through Certificates, Series 2006-AR, Cl. 5A3,
5.416%, 6/25/36(1)                                            4,750,000        3,309,696
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2003-QS1, Cl. A2,
5.75%, 1/25/33                                                  946,331          909,560
RALI Series 2004-QS10 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2004-QS10, Cl. A3,
1.022%, 7/25/34(1)                                            1,463,973        1,172,566
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2006-QS13, Cl. 1A8,
6%, 9/25/36                                                   2,006,310        1,794,740
RALI Series 2006-QS5 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2006-QS5, Cl. 2A2,
6%, 5/1/36                                                      647,638          589,852
STARM Mortgage Loan Trust 2007-S1, Mtg. Pass-Through
Certificates, Series 2007-S1, Cl. 3A1, 5.009%,
8/1/22(1, 2)                                                 17,484,432       11,889,414
WaMu Mortgage Pass-Through Certificates 2003-AR9 Trust,
Mtg. Pass-Through Certificates, Series 2003-AR9, Cl.
2A, 4.485%, 9/25/33(1)                                        4,079,556        3,369,527
WaMu Mortgage Pass-Through Certificates 2006-AR8 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR8, Cl.
2A1, 6.123%, 8/25/36(1)                                      13,578,646        7,874,280
WaMu Mortgage Pass-Through Certificates 2007-HY2 Trust,
Mtg. Pass-Through Certificates, Series 2007-HY2, Cl.
2A1, 6.617%, 11/1/36(1)                                       1,281,713          685,333
Washington Mutual Mortgage Pass-Through Certificates,
Mtg. Pass-Through Certificates, Series 2007-1, Cl.
1A8, 6%, 2/25/37                                             13,364,498        9,540,982
Wells Fargo Mortgage-Backed Securities 2004-R Trust,
Mtg. Pass-Through Certificates, Series 2004-R, Cl.
2A1, 4.372%, 9/1/34(1)                                        1,173,013          925,559
Wells Fargo Mortgage-Backed Securities 2005-AR16 Trust,
Mtg. Pass-Through Certificates, Series 2005-AR16, Cl.
2A1, 4.466%, 10/1/35(1)                                       6,071,057        4,239,736
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR10, Cl.
5A3, 5.593%, 7/1/36(1)                                        3,390,827        1,762,741
Wells Fargo Mortgage-Backed Securities 2006-AR13 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR13, Cl.
A5, 5.751%, 9/1/36(1, 2)                                      7,349,213        1,249,366


                        10 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                             Principal
                                                              Amount           Value
                                                           ------------   --------------
RESIDENTIAL CONTINUED
Wells Fargo Mortgage-Backed Securities 2006-AR5 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR5, Cl.
2A2, 5.538%, 4/1/36(1, 2)                                  $  8,541,383   $    1,537,449
                                                                          --------------
                                                                              88,641,321
                                                                          --------------
Total Mortgage-Backed Obligations (Cost $1,302,694,977)                    1,118,512,006
                                                                          --------------
U.S. GOVERNMENT OBLIGATIONS--2.6%
U.S. Treasury Bonds:
7.50%, 11/15/16(6)                                            7,700,000       10,343,872
STRIPS, 3.862%, 2/15/13(6, 7)                                 1,520,000        1,424,818
U.S. Treasury Nts., 5.125%, 5/15/16                          14,830,000       17,700,999
                                                                          --------------
Total U.S. Government Obligations (Cost $29,581,657)                          29,469,689
                                                                          --------------
CORPORATE BONDS AND NOTES--15.8%
American International Group, Inc., 6.25% Jr. Sub.
Bonds, 3/15/37                                                7,611,000          761,100
Axa SA, 6.379% Sub. Perpetual Bonds(8, 9)                    21,104,000        7,739,259
Bank of America Corp.:
8% Unsec. Perpetual Bonds, Series K(9)                       11,245,000        4,509,020
8.125% Perpetual Bonds, Series M(9)                           2,855,000        1,174,376
Barclays Bank plc, 6.278% Perpetual Bonds(2, 9)              25,790,000        8,823,533
Buckeye Partners LP, 4.625% Sr. Nts., 7/15/13                 3,545,000        3,312,792
Capmark Financial Group, Inc.:
1.891% Sr. Unsec. Nts., 5/10/10(1)                            3,920,000        1,063,300
5.875% Sr. Unsec. Nts., 5/10/12(1)                            8,158,000        1,617,201
Centex Corp., 5.80% Sr. Unsec. Nts., 9/15/09                  4,360,000        4,316,400
CIT Group Funding Co. of Canada, 4.65% Sr. Unsec. Nts.,
7/1/10                                                        5,029,000        4,175,709
Citigroup, Inc.:
8.30% Jr. Sub. Bonds, 12/21/57(1)                            19,510,000        9,415,097
8.40% Perpetual Bonds, Series E(9)                            6,885,000        3,899,595
Clear Channel Communications, Inc., 6.25% Nts., 3/15/11       6,350,000        1,301,750
Energy Transfer Partners LP, 5.65% Sr. Unsec. Unsub.
Nts., 8/1/12                                                  1,550,000        1,475,631
Ford Motor Credit Co., 9.75% Sr. Unsec. Nts., 9/15/10        22,680,000       18,663,327
GMAC LLC, 8% Sr. Unsec. Unsub. Nts., 11/1/31                 10,355,000        4,994,941
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds,
2/15/34                                                      16,555,000        9,804,484
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35(1)      26,180,000        5,245,687
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1(9)     14,000,000        9,015,314
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr.
Unsec. Nts., 6/1/13                                           6,075,000        5,322,939
Lehman Brothers Holdings, Inc., 7.50% Sub. Nts.,
5/11/38(10)                                                  42,265,000            4,227
Lloyds Banking Group plc, 6.413% Perpetual Bonds(8, 9)       25,700,000        5,916,346
MBIA, Inc., 5.70% Sr. Unsec. Unsub. Nts., 12/1/34             3,765,000        1,371,202
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38     20,905,000       12,443,220
MetLife Capital Trust X, 9.25% Sec. Bonds, 4/8/38(1)          4,000,000        2,243,428
MetLife, Inc., 6.40% Jr. Unsec. Sub. Bonds, 12/15/36(1)      17,960,000        7,555,970
MGM Mirage, Inc., 6% Sr. Sec. Nts., 10/1/09                  14,555,000        7,932,475


                        11 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                             Principal
                                                              Amount           Value
                                                           ------------   --------------
Morton International, Inc., 9.75% Credit Sensitive Nts.,
6/1/20(1)                                                  $     85,000   $       91,875
Orion Network Systems, Inc., 12.50% Sr. Unsub. Nts.,
1/15/07(2, 10, 11)                                              200,000                2
Park Place Entertainment Corp., 7.875% Sr. Sub. Nts.,
3/15/10                                                       3,000,000        1,215,000
PF Export Receivables Master Trust, 3.748% Sr. Nts.,
Series B, 6/1/13(8)                                             921,065          974,858
Prudential Holdings LLC, 8.695% Bonds, Series C,
12/18/23(8)                                                   9,470,000        8,164,892
Prudential Insurance Co. of America, 8.30% Nts.,
7/1/25(8)                                                     8,725,000        7,431,362
Real Time Data Co., 11% Nts., 5/31/09(2, 10, 11, 12)            476,601               --
TEPPCO Partners LP, 6.125% Nts., 2/1/13                       2,185,000        2,122,583
Valero Logistics Operations LP, 6.05% Nts., 3/15/13           4,347,000        3,755,641
Washington Mutual Bank NV, Sr. Unsec. Nts., 5/1/09(10)       13,045,000        3,456,925
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625%
Nts., 12/1/14(13)                                             7,432,000        5,648,320
                                                                          --------------
Total Corporate Bonds and Notes (Cost $361,709,836)                          176,959,781
                                                                          --------------

                                                              Shares
                                                           ------------
COMMON STOCKS--0.0%
Chesapeake Energy Corp. (Cost $9)                                   181            3,088

                                                               Units
                                                           ------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Pathmark Stores, Inc. Wts., Strike Price $22.31, Exp.
9/19/10 (2, 11) (Cost $5,577)                                     2,028              71

                                                              Shares
                                                           ------------
INVESTMENT COMPANY--23.1%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.80%(14, 15) (Cost $259,324,068)                           259,324,068      259,324,068
                                                                          --------------
Total Investments, at Value (excluding Investments
Purchased with Cash Collateral from Securities Loaned)
(Cost $2,010,090,557)                                                      1,628,073,711
                                                                          --------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
SECURITIES LOANED--0.1%(16)
OFI Liquid Assets Fund, LLC, 0.92%(14, 15)
(Cost $785,000)                                                 785,000          785,000
                                                                          --------------
Total Investments, at Value (Cost $2,010,875,557)                 145.3%   1,628,858,711
                                                                          --------------
Liabilities in Excess of Other Assets                             (45.3)    (507,708,722)
                                                            -----------   --------------
Net Assets                                                        100.0%  $1,121,149,989
                                                            -----------   --------------


                        12 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Footnotes to Statement of Investments

(1.) Represents the current interest rate for a variable or increasing rate security.

(2.) Illiquid security. The aggregate value of illiquid securities as of March
     31, 2009 was $25,293,938, which represents 2.26% of the Fund's net assets. See accompanying Notes.

(3.) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $51,630,492 or 4.61% of the Fund's net assets as of March 31, 2009.

(4.) Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $1,377,442 or 0.12% of the Fund's net assets as of March 31, 2009.

(5.) When-issued security or delayed delivery to be delivered and settled after March 31, 2009. See accompanying Notes.

(6.) All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $11,726,508. See accompanying Notes.

(7.) Zero coupon bond reflects effective yield on the date of purchase.

(8.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $30,226,717 or 2.70% of the Fund's net assets as of March 31, 2009.

(9.) This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

(10.) Issue is in default. See accompanying Notes.

(11.) Non-income producing security.

(12.) Interest or dividend is paid-in-kind, when applicable.

(13.) Partial or fully-loaned security. See accompanying Notes.


                        13 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

(14.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                               SHARES           GROSS         GROSS          SHARES
                                         DECEMBER 31, 2008    ADDITIONS    REDUCTIONS    MARCH 31, 2009
                                         -----------------   -----------   -----------   --------------
OFI Liquid Assets Fund, LLC                     408,818          823,960       447,778         785,000
Oppenheimer Institutional Money Market
   Fund, Cl. E                              171,712,453      515,728,852   428,117,237     259,324,068


                                             VALUE       INCOME
                                         ------------   --------
OFI Liquid Assets Fund, LLC              $    785,000   $    674(a)
Oppenheimer Institutional Money Market
   Fund, Cl. E                            259,324,068    409,731
                                         ------------   --------
                                         $260,109,068   $410,405
                                         ============   ========

(a.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

(15.) Rate shown is the 7-day yield as of March 31, 2009.

(16.) The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See accompanying Notes.


                         14 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of March 31, 2009:

                                                 INVESTMENTS
                                                     IN         OTHER FINANCIAL
VALUATION DESCRIPTION                            SECURITIES       INSTRUMENTS*
---------------------                          --------------   ---------------
Level 1--Quoted Prices                         $  260,112,156    $  1,102,120
Level 2--Other Significant Observable Inputs    1,367,961,514     (21,087,485)
Level 3--Significant Unobservable Inputs              785,041              --
                                               --------------    ------------
   Total                                       $1,628,858,711    $(19,985,365)
                                               ==============    ============

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

FUTURES CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                                        NUMBER OF   EXPIRATION                   UNREALIZED
CONTRACT DESCRIPTION         BUY/SELL   CONTRACTS      DATE          VALUE      APPRECIATION
--------------------         --------   ---------   ----------   ------------   ------------
U.S. Treasury Long Bonds       Buy        1,377       6/19/09    $178,601,203    $4,216,465
U.S. Treasury Nts., 2 yr.      Buy          426       6/30/09      92,821,407       187,772
U.S. Treasury Nts., 5 yr.      Buy            6       6/30/09         712,594           502
U.S. Treasury Nts., 10 yr.     Sell         120       6/19/09      14,889,375        43,886
                                                                                 ----------
                                                                                 $4,448,625
                                                                                 ==========


                        15 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

CREDIT DEFAULT SWAP CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                                                                   PAY/                 UPFRONT
                                            BUY/SELL   NOTIONAL  RECEIVE                PAYMENT
SWAP                                         CREDIT     AMOUNT    FIXED   TERMINATION  RECEIVED/
REFERENCE ENTITY        COUNTERPARTY       PROTECTION   (000'S)    RATE       DATE       (PAID)      VALUE
----------------   ----------------------  ----------  --------  -------  -----------  ---------  -----------
Capmark Financial  Goldman Sachs Bank
   Group, Inc.     USA                        Sell      $ 3,845   0.95%      6/20/12    $    --   $(3,093,651)
                                                        -------                         -------   -----------
                                              Total       3,845                              --    (3,093,651)
                                                        -------                         -------   -----------

CDX North America  Morgan Stanley
   Investment      Capital Services, Inc.     Sell       17,000   0.75      12/20/11     64,344    (2,031,234)
   Grade Index, H                                       -------                         -------   -----------
   Volume,                                    Total      17,000                          64,344    (2,031,234)
   Series 7                                             -------                         -------   -----------

Countrywide Home   Morgan Stanley
   Loans, Inc.     Capital Services, Inc.     Sell       11,880   0.42       6/20/09         --       (20,867)
                                                        -------                         -------   -----------
                                              Total      11,880                              --       (20,867)
                                                        -------                         -------   -----------

Inco Ltd.:         Morgan Stanley
                   Capital Services, Inc.     Buy         3,660   0.70       3/20/17         --       371,333
                   Morgan Stanley
                   Capital Services, Inc.     Buy         3,670   0.63       3/20/17         --       388,822
                                                        -------                         -------   -----------
                                              Total       7,330                              --       760,155
                                                        -------                         -------   -----------

Merrill Lynch &    Barclays Bank plc          Sell       15,210   4.15       9/20/09         --       (98,678)
   Co., Inc.:      Credit Suisse
                   International              Sell        7,605   4.15       9/20/09         --       (49,339)
                                                        -------                         -------   -----------
                                              Total      22,815                              --      (148,017)
                                                        -------                         -------   -----------

Vale Overseas:     Morgan Stanley
                   Capital Services, Inc.     Sell        3,660   1.17       3/20/17         --      (589,717)
                   Morgan Stanley
                   Capital Services, Inc.     Sell        3,670   1.10       3/20/17         --      (606,168)
                                                        -------                         -------   -----------
                                              Total       7,330                              --    (1,195,885)
                                                        -------                         -------   -----------
   Grand Total Buys                                                                          --       760,155
   Grand Total Sells                                                                     64,344    (6,489,654)
                                                                                        -------   -----------
Total Credit Default Swaps                                                              $64,344   $(5,729,499)
                                                                                        =======   ===========


                        16 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                      TOTAL MAXIMUM
                                   POTENTIAL PAYMENTS                  REFERENCE
                                   FOR SELLING CREDIT                    ASSET
TYPE OF REFERENCE ASSET ON             PROTECTION          AMOUNT        RATING
WHICH THE FUND SOLD PROTECTION       (UNDISCOUNTED)     RECOVERABLE*    RANGE**
--------------------------------   ------------------   ------------   ---------
Investment Grade Corporate Debt        $17,000,000           $--            BBB-
   Indexes
Investment Grade Single Name
   Corporate Debt                       42,025,000            --       A to BBB+
Non-Investment Grade Single Name
   Corporate Debt                        3,845,000            --               D
                                       -----------           ---
Total                                  $62,870,000           $--
                                       ===========           ===

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

INTEREST RATE SWAP CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                                     NOTIONAL
                                      AMOUNT        PAID BY        RECEIVED BY    TERMINATION
REFERENCE ENTITY/SWAP COUNTERPARTY    (000'S)       THE FUND         THE FUND         DATE          VALUE
----------------------------------   --------   ---------------   -------------   -----------   -------------
USD BBA LIBOR:
                                                                    Three-Month
Credit Suisse International          $ 60,000        4.145%       USD BBA LIBOR     10/29/16    $ (6,712,246)
                                                                    Three-Month
Credit Suisse International            45,500        2.768        USD BBA LIBOR      11/3/10      (1,237,262)
                                                                    Three-Month
Credit Suisse International            23,970        2.225        USD BBA LIBOR     11/20/10        (446,605)
                                                                    Three-Month
Goldman Sachs Group, Inc. (The)        80,000        2.820        USD BBA LIBOR     10/29/10      (2,193,466)
                                                                    Three-Month
Goldman Sachs Group, Inc. (The)        84,500        2.765        USD BBA LIBOR      11/3/10      (2,293,593)
                                                                    Three-Month
Goldman Sachs Group, Inc. (The)       119,390        2.233        USD BBA LIBOR     11/20/10      (2,242,210)
                                                                    Three-Month
UBS AG                                 80,200        4.320        USD BBA LIBOR      11/3/16     (10,061,875)
                                                                    Three-Month
UBS AG                                 31,640        2.230        USD BBA LIBOR     11/20/10        (592,648)
                                     --------                                                   ------------
Total where Fund pays a fixed rate    525,200                                                    (25,779,905)
                                     --------                                                   ------------
Credit Suisse International                     Three-Month USD
                                       19,780         BBA LIBOR       5.428%          8/7/17       4,068,904
                                                Three-Month USD
Credit Suisse International            76,200         BBA LIBOR       2.815          12/4/16       1,152,296
                                                Three-Month USD
Deutsche Bank AG                       16,700         BBA LIBOR       5.445           8/8/17       3,457,384
                                                Three-Month USD
Goldman Sachs Group, Inc. (The)        73,800         BBA LIBOR       2.823          12/4/16       1,156,667
                                     --------                                                   ------------
Total where Fund pays a
variable rate                         186,480                                                      9,835,251
                                     --------                                                   ------------
Reference Entity Total                711,680                                                    (15,944,654)
                                     --------                                                   ------------
                                                                  Total Interest Rate Swaps     $(15,944,654)
                                                                                                ============


                        17 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Abbreviation/Definition is as follows:

BBA LIBOR British Bankers' Association London-Interbank Offered Rate

TOTAL RETURN SWAP CONTRACTS AS OF MARCH 31, 2009 ARE AS FOLLOWS:

                                     NOTIONAL
                                      AMOUNT        PAID BY        RECEIVED BY    TERMINATION
REFERENCE ENTITY/SWAP COUNTERPARTY    (000'S)       THE FUND         THE FUND         DATE          VALUE
----------------------------------   --------   ---------------   -------------   -----------   -------------
BARCLAYS CAPITAL U.S. CMBS AAA*
Barclays Bank plc                     $16,190          A                B            5/1/09        $586,668

* The CMBS Indexes are representative indexes of segments of the commercial mortgage backed securities market. These indexes are measured by movements in the credit spreads of the underlying holdings. As the credit market perceives an improvement in the credit quality of an Index's underlying holdings and reduced probability of default, the spread of an index narrows. As the credit market perceives a decrease in credit quality and an increased probability of default on an Index's underlying holdings, the spread widens.

Abbreviation/Definition is as follows:

CMBS Commercial Mortgage Backed Securities

A - The Fund makes periodic payments when credit spreads, as represented by the Reference Entity, widen.

B - The Fund receives periodic payments when credit spreads, as represented by the Reference Entity, narrow.

SWAP SUMMARY AS OF MARCH 31, 2009 IS AS FOLLOWS:

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.


                        18 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

                                                        NOTIONAL
                                     SWAP TYPE FROM      AMOUNT
SWAP COUNTERPARTY                   FUND PERSPECTIVE     (000'S)       VALUE
-----------------                 -------------------   --------   ------------
Barclays Bank plc:                Credit Default Sell
                                  Protection            $ 15,210   $    (98,678)
                                  Total Return            16,190        586,668
                                                                   ------------
                                                                        487,990
                                                                   ------------

Credit Suisse International:      Credit Default Sell
                                  Protection               7,605        (49,339)
                                  Interest Rate          225,450     (3,174,913)
                                                                   ------------
                                                                     (3,224,252)
                                                                   ------------
Deutsche Bank AG                  Interest Rate           16,700      3,457,384
Goldman Sachs Bank USA            Credit Default Sell
                                  Protection               3,845     (3,093,651)
Goldman Sachs Group, Inc. (The)   Interest Rate          357,690     (5,572,602)
Morgan Stanley Capital
Services, Inc.:                   Credit Default Buy
                                  Protection               7,330        760,155
                                  Credit Default Sell
                                  Protection              36,210     (3,247,986)
                                                                   ------------
                                                                     (2,487,831)
                                                                   ------------
UBS AG                            Interest Rate          111,840    (10,654,523)
                                                                   ------------
   Total
   Swaps                                                           $(21,087,485)
                                                                   ============

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees


                        19 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.


                        20 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.

There have been no significant changes to the fair valuation methodologies during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                         WHEN-ISSUED OR
                        DELAYED DELIVERY
                       BASIS TRANSACTIONS
                       ------------------
Purchased securities      $567,894,662
Sold securities             89,700,033

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.


                        21 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of March 31, 2009, securities with an aggregate market value of $3,461,154, representing 0.31% of the Fund's net assets, were in default.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.


                        22 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

MARKET RISK FACTORS

In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

     INTEREST RATE RISK

     Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     CREDIT RISK

     Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     FOREIGN EXCHANGE RATE RISK

     Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     EQUITY RISK

     Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.


                        23 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

RISKS OF INVESTING IN DERIVATIVES

The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK

     Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the manager believes to be creditworthy at the time of the transaction. As of March 31, 2009, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $4,044,052, which represents the gross unrealized appreciation on these derivative contracts. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's ISDA master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $3,945,374 as of March 31, 2009.

     CREDIT RELATED CONTINGENT FEATURES

     The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     As of March 31, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $25,032,860.
     If a contingent feature would have been triggered as of March 31, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.


                        24 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the specific underlying financial instrument.

During the period ended March 31, 2009, the Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk. In addition, the Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

SWAP CONTRACTS

The Fund may enter into privately negotiated agreements with a counterparty to exchange or "swap" payments at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. As derivative contracts, swaps typically do not have an associated cost at contract inception.


                        25 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

At initiation, contract terms are typically set at market value such that the value of the swap is $0. If a counterparty specifies terms that would result in the contract having a value other than $0 at initiation, one counterparty will pay the other an upfront payment to equalize the contract. Subsequent changes in market value are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. Contract types may include credit default, interest rate, total return, and currency swaps.

Swaps are marked to market daily using quotations primarily from pricing services, counterparties or brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) is comprised of the change in the valuation of the swap combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. Any payment received or paid to initiate a contract is recorded as a cost of the swap in the Statement of Assets and Liabilities in the annual and semiannual reports and as a component of unrealized gain or loss on the Statement of Operations in the annual and semiannual reports until contract termination; upon contract termination, this amount is recorded as realized gain or loss on the Statement of Operations in the annual and semiannual reports. Excluding amounts paid at contract initiation as described above, the Fund also records any periodic payments received from (paid to) the counterparty, including at termination, as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractive compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Liquidity risk is the risk that the Fund may be unable to close the contract prior to its termination.

CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The


                        26 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

The Fund has also engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer. The intent of a pairs trade is to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.

In addition, the Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curve trades attempt to gain


                        27 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument, or instruments. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

ILLIQUID SECURITIES


                        28 | Oppenheimer Core Bond Fund

Oppenheimer Core Bond Fund

STATEMENT OF INVESTMENTS March 31, 2009 / Unaudited

As of March 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of March 31, 2009, the Fund had on loan securities valued at $777,083. Collateral of $785,000 was received for the loans, all of which was received in cash and subsequently invested in approved instruments.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $2,011,198,141
Federal tax cost of other investments      252,732,860
                                        --------------
Total federal tax cost                  $2,263,931,001
                                        ==============
Gross unrealized appreciation           $   39,057,835
Gross unrealized depreciation             (437,971,781)
                                        --------------
Net unrealized depreciation             $ (398,913,946)
                                        ==============


                        29 | Oppenheimer Core Bond Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Integrity Funds


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 05/14/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 05/14/2009


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 05/14/2009